Exhibit 10.35

This FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) dated as of February 6, 2024 is among SESI, L.L.C., a Delaware limited liability company (the “Borrower”), SUPERIOR ENERGY SERVICES, INC., a Delaware corporation (“Parent”), SUPERIOR MIDCO, INC., a Delaware corporation (“Superior Midco”), SESI HOLDINGS, INC., a Delaware corporation (the “Borrower Parent” and, together with Superior Midco, the “Intermediate Holdcos”), the Lenders (as defined in the Credit Agreement referred to below) party hereto and JPMORGAN CHASE BANK, N.A., as administrative agent (the “Administrative Agent”).

R E C I T A L S

A. The Borrower, Parent, the Intermediate Holdcos, the Administrative Agent and the Lenders are parties to that certain Amended and Restated Credit Agreement, dated as of December 6, 2023 (the “Credit Agreement”), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower.

B. The parties hereto desire to enter into this Amendment to amend the Credit Agreement as set forth in Section 2 hereof, effective as of the Amendment Effective Date (as defined below).

NOW, THEREFORE, to induce the Administrative Agent and the Lenders to enter into this Amendment and in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.
Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement, as amended by this Amendment. Unless otherwise indicated, all section references in this Amendment refer to sections of the Credit Agreement.
Section 2.
Amendment to Credit Agreement. In reliance on the representations, warranties, covenants and agreements contained in this Amendment, and subject to the satisfaction of the condition precedent set forth in Section 4 hereof, upon the Amendment Effective Date, the Credit Agreement is hereby amended as follows:
2.1
Amendment to Section 1.1. The definition of Secured Obligations in Section 1.1 of the Credit Agreement is hereby amended in its entirety to read as follows:

“Secured Obligations” means (a) the Obligations, (b) the Banking Services Obligations, and (c) obligations of any Loan Party or Subsidiary of the Borrower owing to Swap Counterparties under any Swap Agreement, provided, that solely with respect to any such Loan Party or Subsidiary that is not an “eligible contract participant” under the Commodity Exchange Act, Excluded Swap Obligations of such Person shall in any event be excluded from “Secured Obligations” owing by such Person.

2.2
Amendment to Section 6.9. Section 6.9(g) is hereby amended and restated in its entirety to read as follows:

“(g) Parent may make Restricted Payments if the Payment Conditions are satisfied at the time such Restricted Payment is declared (calculated as if such Restricted Payment were being made at the time declared), and such Restricted Payment is made within 65 days after the date such Restricted Payment is declared (it is understood and agreed that, until the earlier of (x) when such Restricted Payment is actually made or (y) the end of the 65 day period, all calculations of Payment Conditions, Liquidity, Availability and Fixed Charge Coverage Ratio shall be calculated as if such Restricted Payment had been made on the date of declaration).”

Section 3.
Banking Services Obligations and Swap Agreements. Notwithstanding the requirement of the proviso of Section 2.23 for a Lender or Affiliate of a Lender to deliver a notice with respect to Banking Services and/or Swap Agreements entered into prior to the Closing Date within three (3) Business Days after the Closing Date, the Borrower and the Lenders party hereto constituting the Majority Lenders agree that the notice delivered by Bank of America, N.A. on December 13, 2023 shall be sufficient notice to the Administrative Agent for the purposes of Section 2.23 with respect to Banking Services or Swap Agreements entered into by Bank of America, N.A. prior to the Closing Date.
Section 4.
Condition Precedent to Amendment Effective Date. This Amendment shall become effective on the date (such date, the “Amendment Effective Date”), when the Administrative Agent receives from each Lender, the Borrower, Parent and the Intermediate Holdcos counterparts (in such number as may be requested by the Administrative Agent) of this Amendment signed on behalf of such Person.
Section 5.
Miscellaneous.
5.1
Confirmation. The provisions of the Credit Agreement, as amended by this Amendment, shall remain in full force and effect following the effectiveness of this Amendment.
5.2
Governing Law; Submission to Jurisdiction; Waiver of Venue; Service of Process; Execution in Counterparts; Electronic Execution; Waiver of Jury and Integration. The provisions of Sections 9.14, 9.15, 9.16, 9.17, 9.18, 9.20 and 9.23 of the Credit Agreement are hereby incorporated by reference herein, mutatis mutandis.
5.3
Payment of Expenses. To the extent required pursuant to Section 9.1 of the Credit Agreement, the Borrower agrees to pay or reimburse the Administrative Agent for its reasonable and documented out-of-pocket expenses incurred in connection with this Amendment, including the reasonable fees, charges and disbursements of counsel to the Administrative Agent.
5.4
Severability. Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

5.5
Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

SESI, L.L.C.

By: /s/ James W. Spexarth

Name: James W. Spexarth

Title: Vice President and Treasurer

SUPERIOR ENERGY SERVICES, INC.

By: /s/ James W. Spexarth

Name: James W. Spexarth

Title: Executive Vice President, Chief Financial

Officer, and Treasurer

SUPERIOR MIDCO, INC.

By: /s/ James W. Spexarth

Name: James W. Spexarth

Title: Executive Vice President, Chief Financial

Officer, and Treasurer

SESI HOLDINGS, INC.

By: /s/ James W. Spexarth

Name: James W. Spexarth

Title: Executive Vice President, Chief Financial

Officer, and Treasurer

SIGNATURE PAGE

FIRST AMENDMENT TO CREDIT AGREEMENT

JPMORGAN CHASE BANK, N.A., as Administrative Agent and a Lender

By: /s/ Umar Hassan

Name: Umar Hassan

Title: Authorized Officer

SIGNATURE PAGE

FIRST AMENDMENT TO CREDIT AGREEMENT

BANK OF AMERICA, N.A., as a Lender

By: /s/ Jacob Garcia

Name: Jacob Garcia

Title: Senior Vice President

SIGNATURE PAGE

FIRST AMENDMENT TO CREDIT AGREEMENT